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                                                                 EXHIBIT 10.11


                   AMENDMENT NO. 1 TO STOCK OPTION AGREEMENT
      (Amended and Restated 1993 Non-Employee Director Stock Option Plan)

         This AMENDMENT NO. 1 TO STOCK OPTION AGREEMENT (the "Amendment") is executed this 6th day of May, 1997, but effective as of April 30, 1997 (the "Distribution Date"), between GULFMARK OFFSHORE, INC., a Delaware corporation ("GulfMark"), and ___________________ (the "Director").

                              W I T N E S S E T H:

         WHEREAS, pursuant to a Stock Option Agreement dated ____________, 19___ (the "Original Stock Option Agreement") between GulfMark International, Inc. (the "Predecessor") and the Director, the Director received options to purchase, on the terms and conditions more particularly set forth therein, an aggregate of 5,000 shares of common stock, $1.00 par value, of the Predecessor at an exercise price of $_____ per share, all of which remain unexercised; and

         WHEREAS, the parties desire to amend the Original Stock Option Agreement as contemplated by that certain Instrument of Assumption and Adjustment dated April 30, 1997 (the "Instrument of Assumption and Adjustment") executed by GulfMark, pursuant to which GulfMark adopted and assumed the Amended and Restated 1993 Non-Employee Director Stock Option Plan (the "Stock Option Plan") of the Predecessor, with appropriate antidilution adjustments to the number of shares covered by, and the exercise price of, each outstanding stock option.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and on the terms herein set forth, the parties hereby agree as follows:

         1. Effective as of the Distribution Date, GulfMark hereby assumes, and the Director hereby consents to the assumption by GulfMark of, the obligations of the Predecessor under the Original Stock Option Agreement and the outstanding stock options evidenced thereby.

         2. GulfMark and the Director acknowledge and agree to the amendments to the Original Stock Option Agreement as set forth in the Instrument of Assumption and Adjustment.

         3. GulfMark and the Director further acknowledge and agree that effective as of the Distribution Date, and in accordance with the antidilution adjustment provisions of the Stock Option Plan and pursuant to the adjustments set forth in the Instrument of Assumption and Adjustment, the unexercised outstanding options evidenced by the Original Stock Option Agreement constitute options to purchase an aggregate of _____ shares of common stock, $0.01 par value, of GulfMark, at an exercise price of $_____ per share.





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         4.      Except as otherwise specifically provided herein, the
remaining terms and conditions of the outstanding options evidenced by the Original Stock Option Agreement, including without limitation vesting and exercise provisions, shall remain unchanged.

         5. The Director does hereby fully RELEASE AND DISCHARGE the Predecessor, effective as of the Distribution Date, from any and all obligations of any kind whatsoever pursuant to the Original Stock Option Agreement and agrees that from and after the Distribution Date, neither the Predecessor nor Energy Ventures, Inc. shall have any obligation whatsoever to the Director pursuant to the Original Stock Option Agreement, including without limitation any obligation to issue any common stock of the Predecessor or Energy Ventures, Inc. to the Director upon exercise of stock options evidenced by the Original Stock Option Agreement, as amended hereby.

         6. This instrument is executed and shall constitute an instrument supplemental to and in amendment of the Original Stock Option Agreement and shall be construed with and as a part of the Original Stock Option Agreement.

         7. Except as modified and expressly amended by this Amendment, the Instrument of Assumption and Adjustment and any other supplement or amendment, the Original Stock Option Agreement is in all respects ratified and confirmed, and all of the terms provisions and conditions thereof shall be and remain in full force and effect.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first above mentioned.


                                        GULFMARK OFFSHORE, INC.



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        DIRECTOR:



                                        ---------------------------------------
                                        (Name of Director)





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